Exhibit (m)(vii) under Form N-1A
                                              Exhbit 1 under Item 601/Reg. S-K
                                  EXHIBIT A
                            to the 12b-1 Agreement

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                Fund Name                            Share Class
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MTB Balanced Fund                            Class A and Class B Shares
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MTB Equity Income Fund                       Class A and Class B Shares
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MTB Equity Index Fund                        Class A and Class B Shares
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MTB Income Fund                              Class A and Class B Shares
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MTB Intermediate-Term Bond Fund              Class A and Class B Shares
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MTB International Equity Fund                Class A and Class B Shares
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MTB Large Cap Growth Fund                    Class A and Class B Shares
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MTB Large Cap Stock Fund                     Class A and Class B Shares
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MTB Large Cap Value Fund                     Class A and Class B Shares
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MTB Managed Allocation Fund - Aggressive     Class A and Class B Shares
Growth
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MTB Managed Allocation Fund -                Class A and Class B Shares
Conservative Growth
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MTB Managed Allocation Fund - Moderate       Class A and Class B Shares
Growth
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MTB Maryland Municipal Bond Fund             Class A and Class B Shares
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MTB Mid Cap Growth Fund                      Class A and Class B Shares
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MTB Mid Cap Stock Fund                       Class A and Class B Shares
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MTB Money Market Fund                           Class B, Class S, and
                                               Institutional II Shares
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MTB Multi Cap Growth Fund                    Class A and Class B Shares
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MTB New York Municipal Bond Fund             Class A and Class B Shares
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MTB New York Tax-Free Money Market Fund            Class A Shares
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MTB Pennsylvania Municipal Bond Fund         Class A and Class B Shares
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MTB Pennsylvania Tax-Free Money Market      Class A and Institutional II
Fund                                                   Shares
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MTB Prime Money Market Fund                     Institutional Shares
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MTB Short Duration Government Bond Fund      Class A and Class B Shares
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MTB Short-Term Corporate Bond Fund           Class A and Class B Shares
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MTB Small Cap Growth Fund                   Class A and Class B and Class
                                                      C Shares
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MTB Small Cap Stock Fund                     Class A and Class B Shares
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MTB Tax-Free Money Market Fund              Class A and Institutional II
                                                       Shares
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MTB U.S. Government Bond Fund                Class A and Class B Shares
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MTB U.S. Government Money Market Fund              Class A Shares
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MTB U.S. Treasury Money Market Fund             Class A, Class S and
                                               Institutional II Shares
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MTB Virginia Municipal Bond Fund                   Class A Shares
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1.    During the term of this Agreement,  ESI will pay Institution a quarterly fee in respect of each Fund. This fee will be computed at the annual rate of ..25% of the average net asset value of Class A Shares, Class S Shares, Institutional Shares and Institutional II Shares held during the quarter in accounts for which the Institution provides services under this Agreement and ..75% of the average net asset value of Class B Shares and Class C Shares held during the quarter in accounts for which the Institution provides services under this Agreement, so long as the average net asset value of Shares in each Fund during the quarter equals or exceeds such minimum amount as ESI shall from time to time determine and communicate in writing to the Institution.

2. For the quarterly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the quarter.


Dated:  January 11, 2006